UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2018

PROTAGONIST THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37852	98-0505495
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Protagonist Therapeutics, Inc.

7707 Gateway Blvd., Suite 140

Newark, California 94560-1160

(Address of principal executive offices, including zip code)

(510) 474-0170

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01                                           Entry into a Material Definitive Agreement.

On December 21, 2018, Protagonist Therapeutics, Inc. (the “Company”) entered into an exchange agreement (the “Exchange Agreement”) with entities affiliated with Biotechnology Value Fund, L.P. (the “Exchanging Stockholders”), pursuant to which the Company exchanged an aggregate of 1,000,000 shares of the Company’s common stock, par value $0.00001 per share (the “Common Stock”), owned by the Exchanging Stockholders for pre-funded warrants (the “Exchange Warrants”) to purchase an aggregate of 1,000,000 shares of common stock (subject to adjustment in the event of stock splits, recapitalizations and other similar events affecting common stock), with an exercise price of $0.00001 per share. The Exchange Warrants will expire ten years from the date of issuance. The Exchange Warrants are exercisable at any time prior to expiration except that the Exchange Warrants cannot be exercised by the Exchanging Stockholders if, after giving effect thereto, the Exchanging Stockholders would beneficially own more than 9.99% of Common Stock, subject to certain exceptions. The holders of the Exchange Warrants will not have the right to vote on any matter except to the extent required by Delaware law. The Exchange Warrants were issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration contained in Section 3(a)(9) of the Securities Act.

The description of the Exchange Agreement and the Exchange Warrant are not complete and are qualified in their entirety by reference to the Exchange Agreement and the form of Exchange Warrant, which are filed as Exhibit 10.1 and Exhibit 4.1, respectively, to this Current Report on Form 8-K and incorporated herein by reference. The representations, warranties and covenants made by the Company in the Exchange Agreement and the Exchange Warrant were made solely for the benefit of the parties to the Exchange Agreement and the Exchange Warrant, as applicable, including, in some cases, for the purpose of allocating risk among the parties thereto, and should not be deemed to be a representation, warranty or covenant to investors. Moreover, such representations, warranties or covenants were made as of an earlier date. Accordingly, such representations, warranties and covenants should not be relied on as accurately representing the current state of our affairs.

Item 3.02                                           Unregistered Sales of Equity Securities.

The information contained in Item 1.01, above, is hereby incorporated by reference.

Item 5.02                                           Departure of Directors or Certain Officers; Appointment of Certain Officers.

On December 22, 2018, Thomas P. O’Neil informed the Company of his intention to voluntarily resign from his position as the Company’s Chief Financial Officer, effective January 11, 2019.  Mr. O’Neil’s resignation is not due to a dispute or disagreement with the Company. The Company will initiate a replacement search.

Dinesh V. Patel, Ph.D. will serve as Interim Principal Financial Officer effective January 11, 2019. Dr. Patel, age 61, has served as a member of the Company’s board of directors and as the Company’s President and Chief Executive Officer since December 2008. Dr. Patel has more than 30 years of executive, entrepreneurial and scientific experience spanning the pharmaceutical, biotechnology and biopharmaceutical industries. Prior to joining the Company, Dr. Patel served from 2006 to 2008 as the President and Chief Executive Officer of Arête Therapeutics, a privately held company focused on the development of drugs for metabolic syndrome. Prior to that, he was the President and Chief Executive Officer of Miikana Therapeutics, an oncology-based company, from 2003 until it was acquired by Entremed (later renamed CASI Pharmaceuticals) in 2005. Prior to Miikana, Dr. Patel held positions of increasing responsibility at Versicor (later renamed Vicuron and which was acquired by Pfizer in 2015), from 1996 to 2003, most recently as Senior Vice President of Drug Discovery and Licensing. Prior to Vicuron, Dr. Patel was a director of chemistry at the combinatorial chemistry company Affymax, from 1993 to 1996. Dr. Patel was a medicinal chemist at BristolMyers Squibb from 1985 to 1993. Dr. Patel received his Ph.D. in Chemistry from Rutgers University, New Jersey and his B.S. in Industrial Chemistry from S. P. University, Vallabh Vidyanagar, India.

Niall Murphy will serve as Interim Principal Accounting Officer effective January 11, 2019. Mr. Murphy, age 45, has served as the Company’s Vice President and Corporate Controller since August 2018 and is a certified public accountant (inactive status) and a fellow of the Institute of Chartered Accountants in Ireland. Prior to joining the Company, Mr. Murphy served as Controller of BioCardia, Inc. from 2017 to 2018, Director, External Reporting and Technical Accounting of TerraVia Holdings, Inc. from 2016 to 2017 and Director of Technical Accounting of Wind River Systems, Inc. from 2011 to 2015. Prior to Wind River Systems, Mr. Murphy held positions of increasing responsibility at BigBand Networks, Inc. from 2008 to 2011, most recently as Senior Director, SEC Reporting and SOX. Prior to BigBand Networks, Mr. Murphy served as Senior Manager, Reporting at FibroGen, Inc. from 2006 to 2008. Prior to that, Mr. Murphy held finance and accounting positions at several public and private companies from 1998 to 2006 and held positions of increasing responsibility at PricewaterhouseCoopers LLP from 1992 to 1998, during which he achieved the Chartered Accountant designation.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits

4.1	Form of Warrant
10.1	Exchange Agreement between Protagonist Therapeutics, Inc. and Biotechnology Value Fund, L.P., Biotechnology Value Fund II, L.P. and Biotechnology Value Trading Fund OS, L.P., dated December 21, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Protagonist Therapeutics, Inc.

Dated: December 31, 2018

	By:	Dinesh V. Patel
Dinesh V. Patel
President and Chief Executive Officer